UNITED STATES
SECURITIES AND EXCHANGE
COMMISSION
WASHINGTON,
DC 20549
FORM
8-K
CURRENT REPORT
Pursuant to Section
13 or 15(d) of
the
Securities Exchange
Act of 1934
Date of Report (Date
of earliest event reported)
:
October 20, 2026
CAPITAL CITY BANK GROUP, INC.
(Exact name
of registrant as specified
in its charter)
Florida
0-13358
59-2273542
(State of Incorporation)
(Commission File Number)
(IRS Employer
Identification
No.)
217 North Monroe Street,
Tallahassee
,
Florida
32301
(Address of principal
executive offices)
(Zip Code)
Registrant's telephone
number, including area
code: (
850
)
402-7821
(Former Name
or Former Address, if Changed
Since Last Report)
Check the appropriate
box below if the Form 8-K filing is intended
to simultaneously
satisfy the
filing obligation of the registrant
under any
of the following provisions
(see General Instruction
A.2. below):
☐
Written communications
pursuant
to Rule 425 under
the Securities Act (17 CFR 230.425)
☐
Soliciting material
pursuant
to Rule 14a-12
under the Exchange
Act (17 CFR 240.14a
-12)
☐
Pre-commencement
communications
pursuant
to Rule 14d-2(b) under
the Exchange
Act (17 CFR 240.14d
-2(b))
☐
Pre-commencement
communications
pursuant
to Rule 13e-4(c) under
the Exchange
Act (17 CFR 240.13e
-4(c))
Securities registered
pursuant
to Section 12(b) of
the Act:
Title of each
class
Trading Symbol(s) Name of each exchange on which registered
Common Stock, Par value $0.01
CCBG
Nasdaq Stock Market
, LLC
Indicate
by check mark
whether the registrant is
an emerging growth company as
defined in Rule 405
of the Securities Act of 1933
(§230.405
of this chapter)
or Rule 12b-2 of the
Securities Exchange Act of
1934 (§240.12b
-2 of this chapter).
Emerging growth
company
☐
If an
emerging growth company,
indicate by check
mark if the
registrant has elected
not to use the
extended
transition period for
complying with any
new or revised financial
accounting
standards
pursuant
to Section 13(a)
of the Exchange
Act.
☐

CAPITAL CITY
BANK GROUP,
INC.
FORM 8- K
CURRENT REPORT
Item 2.02.
Results of Operations
and Financial Condition.
On October 20, 2026,
Capital City Bank
Group, Inc. (“CCBG”) issued an
earnings press release reporting CCBG’s
financial
results for the three
and nine month
periods
ended September
30, 2026.
A copy of the press release
is attached
as Exhibit 99.1 hereto
and incorporated
herein by reference.
The information
furnished under Item
2.02 of this Current Report,
including the Exhibits
attached hereto, shall not
be deemed
“filed” for purposes
of Section 18 of
the Securities Exchange
Act of 1934, nor
shall it be deemed incorporated
by reference in any
filing under the Securities
Act of 1933, except
as shall be expressly set forth
by specific reference in such
filing.
Item 9.01.
Financial Statements
and Exhibits.
(d)
Exhibits .
Item No.
Description of
Exhibit
99.1
Press release, dated October 20, 2026
104
Cover Page Interactive
Data File (embedded
within the Inline XBRL document)
Exhibit 99.1 referenced
herein contains
“forward-looking statements”
within the meaning, and
protections, of Section
27A of
the Securities Act of
1933, as amended,
and Section
21E of the Securities Exchange
Act of 1934, as
amended,
including,
without limitation,
statements
about
future financial
and operating
results, economic and
seasonal
conditions in CCBG’s
markets, and
improvements
to reported earnings
that may
or may not
be realized, as well as statements
with respect to
CCBG’s objectives,
strategic plans,
expectations
and intentions
and other
statements
that are
not historical facts.
Actual
results may
differ from those
set forth in the forward
-looking statements.
Forward-looking statements
include statements
with respect to CCBG’s beliefs, plans,
objectives, goals, expectations,
anticipations,
assumptions,
estimates and
intentions about
future performance
and involve
known and
unknown risks,
uncertainties and other
factors, which may
be beyond
CCBG’s control, and
which may cause
the actual
results, performance
or achievements
of CCBG or its wholly-owned banking
subsidiary, Capital
City Bank, to
be materially different
from future
results, performance
or achievements
expressed or implied by such
forward-looking statements.
You should
not expect
CCBG to update
any forward
-looking statements.

SIGNATURES
Pursuant to
the requirements
of the Securities Exchange
Act of 1934, the
Registrant has
duly caused
this report to be signed
on its behalf
by the undersigned
hereunto duly
authorized.
CAPITAL CITY
BANK GROUP,
INC.
Date:
October 20, 2026
By:
/s/ Jeptha
E. Larkin
Jeptha E. Larkin,
Executive Vice
President and
Chief Financial Officer